SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

March 28, 2018
McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ¨

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 28, 2018, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2018 was approved, and (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote. The proposals are described in detail in the Registrant’s proxy statement for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 15, 2018. The final results for the votes regarding each proposal are set forth below.

1. Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Michael A. Conway	6,640,533	70,125	26,794	1,884,060
J. Michael Fitzpatrick	6,610,742	93,204	33,506	1,884,060
Freeman A. Hrabowski, III	6,588,918	120,969	27,565	1,884,060
Lawrence E. Kurzius	6,644,764	72,332	20,356	1,884,060
Patricia Little	6,647,570	63,736	26,146	1,884,060
Michael D. Mangan	6,628,458	83,074	25,920	1,884,060
Maritza G. Montiel	6,631,269	80,426	25,757	1,884,060
Margaret M.V. Preston	6,612,505	89,707	35,240	1,884,060
Gary M. Rodkin	6,575,002	137,197	25,253	1,884,060
Jaques Tapiero	6,647,095	66,975	23,382	1,884,060
W. Anthony Vernon	6,650,638	63,700	23,114	1,884,060

2. Registrant’s stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2018. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
8,464,664	123,655	33,193	0

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,454,665	155,112	127,675	1884060

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 3, 2018	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary